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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to Section 906 of the Sabanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, Mark M. Jacobs, Executive Vice President and Chief Financial Officer of Reliant Resources, Inc. (the "Company"), hereby certify, to the best of my knowledge:

     (1) The Company's Annual Report on Form 10-K/A for the year ended December 31, 2001 (the "Report"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Company.




Date: November 12, 2002                                  /s/ Mark M. Jacobs
                                                     ---------------------------
                                                           Mark M. Jacobs
                                                       Executive Vice President
                                                     and Chief Financial Officer





     The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document